                                                                 EXHIBIT (17)(n)

[LIBERTY FUNDS SERVICES, INC. LETTERHEAD]

LABEL BELOW FOR MIS USE ONLY!                 MIS EDITS: # OF CHANGES ___/___ PRF 1___PRF 2___
LIBERTY
STEIN ROE INTERMEDIATE MUNICIPALS FUND        OK TO PRINT AS IS*___*By signing this form you are
ORIGINAL 1-UP 7-18-02 KD                      authorizing MIS to print this form in its current state.
FRANK (LIBPXYF9)
REVIEW #1 8-1-02 JA                           _________________________________________________________
REVIEW #2 8-01-02 KD                          SIGNATURE OF PERSON AUTHORIZING PRINTING           DATE
REVISION #1 8-06-02 KD
REVISION #2 8-8-02 JA

                              PLEASE VOTE PROMPTLY

        -- Please fold and detach card at perforation before mailing -



        3 EASY WAYS TO VOTE YOUR PROXY
1. Automated Touch Tone Voting: CALL TOLL-FREE 1-888-221-0697 and use the control number shown below.
2. On the Internet at www.proxyweb.com and use the control number shown below.
3.   Return this proxy card using the enclosed postage-paid envelope.

                 ****  CONTROL NUMBER: 999 999 999 999 99 ****

FUND NAME PRINTS HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, Vincent P. Pietropaolo and Heidi A. Hoefler proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgment on any other business that may properly come before this meeting, all shares held by the signers.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROSPECTUS AND PROXY STATEMENT DATED AUGUST 15, 2002.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

                                     Please be sure to sign and date this proxy.
                                                      DATE: ______________, 2002

                            MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE   [  ]
                            NEW ADDRESS AT LEFT.




                           Shareholder Signature(s) Title(s), if applicable

                           Please sign exactly as name or names appear hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                       PROXY 009

LABEL BELOW FOR MIS USE ONLY!          MIS EDITS: #OF CHANGES__/__PRF 1__PRF 2__
LIBERTY                                OK TO PRINT AS IS*__*By signing this
STEIN ROE INTERMEDIATE MUNICIPALS FUND form you are authorizing MIS to print
ORIGINAL 1-UP 7-18-02 KD               this form in its current state.
FRANK (LIBPXYB9)
REVIEW #1 8-1-02 JA                    _______________________________________
REVISION #1 8-06-02 KD                 SIGNATURE OF PERSON          DATE
REVISION #2 8-8-02 JA                  AUTHORIZING PRINTING








         --Please fold and detach card at perforation before mailing--




Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.



Your vote is important, no matter how many shares you own. Please vote below and sign in the space provided on the reverse side of this proxy card. Return the completed proxy card in the enclosed envelope today. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.



THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:
                                                   FOR  AGAINST   ABSTAIN
1. Proposal to approve the Agreement and            O      O         O
   Plan of Reorganization with respect to
   the acquisition of the Stein Roe Intermediate
   Municipals Fund by the Liberty Intermediate
   Tax-Exempt Bond Fund. (Item 1 of the Notice)



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



                                                                       PROXY 009

[LIBERTY FUNDS SERVICES, INC. LETTERHEAD]



LABEL BELOW FOR MIS USE ONLY! MIS EDITS: #OF CHANGES __ / __ PRF 1 ___ PRF 2 __ LIBERTY
GALAXY MUNICIPAL BOND FUND     OK TO PRINT AS IS* ___*By signing this form
ORIGINAL 1-UP 7-18-02 KD       you are authorizing MIS to print this form
FRANK (LIBPXF12)               in its current state.
REVIEW #1 8-01-02 KD
REVISION #1 8-06-02 KD         _____________________________________________
REVISION #2 8-8-02 JA          SIGNATURE OF PERSON AUTHORIZING PRINTING DATE



                             PLEASE VOTE PROMPTLY



        P  Please fold and detach card at perforation before mailing  P




1. Automated Touch Tone Voting: CALL TOLL-FREE 1-888-221-0697 and use the control number shown below.
2. On the Internet at WWW.PROXYWEB.COM and use the control number shown below.
3. Return this proxy card using the enclosed postage-paid envelope.


                ****  CONTROL NUMBER: 999 999 999 999 99  ****


FUND NAME PRINTS HERE
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, Vincent P. Pietropaolo and Heidi A. Hoefler proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgment on any other business that may properly come before this meeting, all shares held by the signers.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROSPECTUS AND PROXY STATEMENT DATED AUGUST 15, 2002.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

                                                 Please be sure to sign and
                                                 date this proxy.

                                                   DATE: ___________, 2002

                                       MARK BOX AT RIGHT FOR ADDRESS CHANGE
                                       AND NOTE NEW ADDRESS AT LEFT.        / /

                                       ----------------------------------------



                                       ----------------------------------------

                                       Shareholder Signature(s) Title(s), if
                                       applicable

                                       Please sign exactly as name or names
                                       appear hereon. Joint owners should sign
                                       personally. When signing as attorney,
                                       executor, administrator, trustee or
                                       guardian, please give full title as
                                       such. If a corporation, please sign in
                                       corporate name by President or other
                                       authorized officer. If a partnership,
                                       please sign in partnership name by
                                       authorized person.


                                                                      PROXY 012

LABEL BELOW FOR MIS USE ONLY!
LIBERTY
GALAXY II MUNICIPAL BOND FUND
ORIGINAL 1-UP 7-18-02 KD
FRANK (LIBPXB12)
REVISION #1 8-06-02 KD
REVISION #2 8-8-02 JA

MIS EDITS:   # OF CHANGES___/___PRF 1____PRF 2____

OK TO PRINT AS IS*____ *By signing this form you are authorizing MIS to print this form in its current state.

______________________________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING               DATE


          -Please fold and detach card at perforation before mailing-




PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.


Your vote is important, no matter how many shares you own. Please vote below and sign in the space provided on the reverse side of this proxy card. Return the completed proxy card in the enclosed envelope today. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

1. Proposal to approve the Agreement and Plan of Reorganization with respect to (1) the acquisition of the Galaxy II Municipal Bond Fund by the Liberty Intermediate Tax-Exempt Bond Fund, (2) the deregistration of
     Galaxy Fund II as an investment company under the Investment Company Act of 1940, as amended, and (3) Galaxy Fund II's termination as a Massachusetts business trust under Massachusetts law. (Item 1 of the Notice)

                   FOR            AGAINST             ABSTAIN
                   [ ]              [ ]                 [ ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                                                        Proxy 12

[LIBERTY FUNDS SERVICES, INC. LETTERHEAD]

LABEL BELOW FOR MIS USE ONLY!                     MIS EDITS:  # OF CHANGES __/__ PRF 1 __ PRF 2 __
LIBERTY
GALAXY TAX-EXEMPT BOND FUND                       OK TO PRINT AS IS*____*By signing this form you are authorizing
GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND          MIS to print this form in its current state.
ORIGINAL 1-UP 7-18-02 KD
FRANK (LIBPXF13)                                  _______________________________________________________________
REVIEW #1 8-01-02 KD                              SIGNATURE OF PERSON AUTHORIZING PRINTING                  DATE
REVISION #1 8-06-02 KD
REVISION #2 8-8-02 JA

                              PLEASE VOTE PROMPTLY

        -- Please fold and detach card at perforation before mailing --

              3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: CALL TOLL-FREE 1-888-221-0697 and use the control number shown below.
2. On the internet at WWW.PROXYWEB.COM and use the control number shown below.
3. Return this proxy card using the enclosed postage-paid envelope.

                  **** CONTROL NUMBER: 999 999 999 999 99 ****


FUND NAME PRINTS HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, Vincent P. Pietropaolo and Heidi A. Hoefler proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgment on any other business that may properly come before this meeting, all shares held by the signers.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROSPECTUS AND PROXY STATEMENT DATED AUGUST 15, 2002.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

                               Please be sure to sign and date this proxy.

                                        DATE: _________________________, 2002

                            MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE
                            NEW ADDRESS AT LEFT.                         [  ]



                            Shareholder Signature(s) Title(s), if applicable

                            Please sign exactly as name or names appear hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                       PROXY 013

LABEL BELOW FOR MIS USE ONLY!                     MIS EDITS: # OF CHANGES___/___PRF 1___PRF 2___
LIBERTY
GALAXY TAX-EXEMPT BOND FUND                       OK TO PRINT AS IS*___*By signing this form you are authorizing
GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND          MIS to print this form in its current state.
ORIGINAL 1-UP 7-18-02 KD                          ______________________________________________________________
FRANK (LIBPXB13)                                  SIGNATURE OF PERSON AUTHORIZING PRINTING           DATE
REVISION #1 8-6-02 JA
REVISION #2 8-8-02 JA



          - Please fold and detach card at perforation before mailing -




                 PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR
                 NUMBER 2 PENCIL                                             /X/
                 PLEASE DO NOT USE FINE POINT PENS.



Your vote is important, no matter how many shares you own. Please vote below and sign in the space provided on the reverse side of this proxy card. Return the completed proxy card in the enclosed envelope today. you may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.




THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                                                      FOR       AGAINST        ABSTAIN
1. Proposal to approve the Agreement and Plan of Reorganization with respect to the acquisition of the Galaxy Tax-Exempt Bond Fund and Galaxy Intermediate
   Tax-Exempt Bond Fund by the Liberty Intermediate Tax-Exempt Bond Fund.
   (Item 1 of the Notice)



               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


Liberty Funds Services, Inc.
A Member of Columbia Management Group
P.O. Box 55085
Boston, MA 02266-5085

LABEL BELOW FOR MIS USE ONLY!
LIBERTY
GALAXY CT MUNICIPAL BOND FUND
GALAXY CT INTERMEDIATE MUNICIPAL BOND FUND
ORIGINAL 1-UP 7-18-02 KD
FRANK (LIBPXF14)
REVIEW #1 8-01-02 KD
REVISION #1 8-06-02 KD
REVISION #2 8-8-02 JA

MIS EDITS:  # OF CHANGES __ / __ PRF 1 __  PRF 2 __

OK TO PRINT AS IS*__ *By signing this form you are authorizing MIS to print this form in its current state.

_______________________________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING                              DATE



                              PLEASE VOTE PROMPTLY


          -Please fold and detach card at perforation before mailing-


3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: CALL TOLL-FREE 1-888-221-0697 and use the control number shown below.
2.   On the Internet at WWW.PROXYWEB.COM and use the control number show below.
3.   Return this proxy card using the enclosed postage-paid envelope.


               ****   CONTROL NUMBER: 999 999 999 999 99    ****


FUND NAME PRINTS HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, Vincent P. Pietropaolo and Heidi A. Hoefler proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgment on any other business that may properly come before this meeting, all shares held by the signers.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROSPECTUS AND PROXY STATEMENT DATED AUGUST 15, 2002.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

                                Please be sure to sign and date this proxy.

                                DATE: ___________ , 2002

                                MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT LEFT. / /

                                ------------------------------------



                                ------------------------------------
                                Shareholder Signature(s) Title(s), if applicable

                                Please sign exactly as name or names appear hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                       PROXY 014

LABEL BELOW FOR MIS USE ONLY!                           MIS EDITS:   # OF CHANGES ___/___ PRF 1 ___ PRF 2 ___
LIBERTY
GALAXY CT MUNICIPAL BOND FUND                           OK TO PRINT AS IS* ___ *By signing this form you are authorizing
GALAXY CT INTERMEDIATE MUNICIPAL BOND FUND              MIS to print this form in its current state.
ORIGINAL 1-UP 7-18-02 KD                                ________________________________________________________________
FRANK (LIBPXB14)                                        SIGNATURE OF PERSON AUTHORIZING PRINTING                DATE
REVISION #1 8-6-02 JA
REVISION #2 8-8-02 JA


           Please fold and detach card at perforation before mailing.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

Your vote is important, no matter how many shares you own. Please vote below and sign in the space provided on the reverse side of this proxy card. Return the completed proxy card in the enclosed envelope today. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                                                     FOR             AGAINST            ABSTAIN
1.   Proposal to approve the Agreement and Plan of Reorganization with               [ ]                [ ]                [ ]
     respect to the acquisition of the Galaxy Connecticut Municipal Bond Fund and Galaxy Connecticut Intermediate Municipal Bond Fund by the Liberty
     Connecticut Intermediate Tax-Exempt Bond Fund. (Item 1 of the Notice)

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

[LIBERTY FUNDS SERVICES, INC. LETTERHEAD]

LABEL BELOW FOR MIS USE ONLY!
LIBERTY
GALAXY MA MUNICIPAL BOND FUND
GALAXY MA INTERMEDIATE MUNICIPAL BOND FUND
ORIGINAL 1-UP 7-18-02 KD
FRANK (LIBPXF15)
REVIEW #1 8-01-02 KD
REVISION #1 8-06-02 KD
REVISION #2 8-8-02 JA

MIS EDITS: # OF CHANGES ___/___ PRF 1 ___ PRF 2 ___


OK TO PRINT AS IS * ___ *By signing this form you are authorizing MIS to print this form in its current state.
 _____________________________________________________________________________
SIGNATURE OF PERSON AUTHORIZING PRINTING                               DATE


                              PLEASE VOTE PROMPTLY

           Please fold and detach card at perforation before mailing

     3 EASY WAYS TO VOTE YOUR PROXY
1. Automated Touch Tone Voting: CALL TOLL-FREE 1-888-221-0697 and use the control number shown below.
2. On the internet at WWW.PROXYWEB.COM and use the control number shown below.
3. Return this proxy card using the enclosed postage-paid envelope.


             ****      CONTROL NUMBER 999 999 999 999 99      ****


FUND NAME PRINTS HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of Joseph R. Palombo, Jean S. Loewenberg, Joseph T. Turo, Russell L. Kane, Vincent P. Pietropaolo and Heidi A. Hoefler proxies of the signers, with power of substitution, to vote at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on October 18, 2002, and at any adjournments, as specified herein and in accordance with their best judgment on any other business that may properly come before this meeting, all shares held by the signers.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROSPECTUS AND PROXY STATEMENT DATED AUGUST 15, 2002.

AFTER CAREFUL REVIEW, THE BOARD OF TRUSTEES UNANIMOUSLY HAS RECOMMENDED A VOTE "FOR" ALL MATTERS.

                                 Please be sure to sign and date this proxy.


                                       DATE:___________________, 2002

                             MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE   / /
                             NEW ADDRESS AT LEFT.

                             /                                                 /

                             /                                                 /
                             Shareholder Signature(s) Title(s), if applicable

                             Please sign exactly as name or names appear hereon. Joint owners should sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                       PROXY 015

LABEL BELOW FOR MIS USE ONLY! MIS EDITS: # OF CHANGES __/__ PRF 1 ___ PRF 2 ___ LIBERTY
GALAXY MA MUNICIPAL BOND FUND  OK TO PRINT AS IS* ____ By signing this form you
GALAXY MA INTERMEDIATE         are authorizing MIS to print this form in its
  MUNICIPAL BOND FUND          current state.
ORIGINAL 1-UP 7-18-02 KD       _________________________________________________
FRANK (LIBPXB15)               SIGNATURE OF PERSON AUTHORIZING PRINTING     DATE
REVISION #1 8/6/02 TD
REVISION #2 8-8-02 JA








          -Please fold and detach card at perforation before mailing-





                                         PLEASE FILL IN BOX(ES) AS SHOWN USING
                                           BLACK INK OR NUMBER 2 PENCIL.     [X]
                                         PLEASE DO NOT USE FINE POINT PENS.


Your vote is important, no matter how many shares you own. Please vote below and sign in the space provided on the reverse side of this proxy card. Return the completed proxy card in the enclosed envelope today. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.


THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

                                                           FOR  AGAINST  ABSTAIN
                                                           [ ]    [ ]      [ ]

1. Proposal to approve the agreement and Plan of Reorganization with respect to the acquisition of the Galaxy Massachusetts Municipal Bond Fund and Galaxy Massachusetts Intermediate Municipal
   Bond Fund by the Liberty Massachusetts Intermediate
   Tax-Exempt Bond Fund. (Item 1 of the Notice)



                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                     PROMPTLY USING THE ENCLOSED ENVELOPE.


                                                                       Proxy 015